UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934
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Accenture SCA
(Name of Registrant As Specified In Its Charter)
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ACCENTURE SCA
Notice of General Meeting of Shareholders
to be held on November 15, 2005
     The shareholders of Accenture SCA, a Luxembourg societe en commandite par actions registered with the Luxembourg Trade and Companies Register under the number B 79 874, with a registered office at 46A, avenue JF Kennedy, L-1855 Luxembourg (“Accenture SCA”), are cordially invited to attend the
GENERAL MEETING
which will be held on November 15, 2005, at 12:00 noon, local time, at the offices of Allen & Overy Luxembourg at 58, rue Charles Martel, L-2134 Luxembourg with the following agenda:
1.	Presentation of (i) the report on the annual accounts issued by the general partner and (ii) the report of the commissaire aux comptes of Accenture SCA;

2.	Approval of (i) the balance sheet, (ii) the profit and loss accounts and (iii) the notes to the accounts.

3.	Allocation of the results of Accenture SCA as of August 31, 2005 and, without prejudice to the terms of article 5 paragraph 5 of Accenture SCA’s articles of incorporation, declaration of a cash dividend in a per share amount of USD 0.30 to each holder of a Class I common share of Accenture SCA of record as of October 12, 2005 and authorization to the general partner to determine any applicable terms in respect of the payment of the dividend;

4.	Discharge of the general partner, the commissaire aux comptes and the supervisory board in connection with the fiscal year ended August 31, 2005;

5.	Appointment of the members of the supervisory board;

6.	Reappointment of the commissaire aux comptes of Accenture SCA; and

7.	Reappointment of KPMG LLP as the independent auditor of Accenture SCA.
     The foregoing items of business are more fully described in the information statement accompanying this notice.
     Shareholders may obtain, free of charge, copies of (a) the balance sheet, (b) the profit and loss accounts, (c) the notes to the accounts, (d) the list of securities held by Accenture SCA, (e) the list of shareholders, if any, who have not fully paid up their shares with an indication of the number of shares and their contact details, (f) the report of the general partner and (g) the report of the commissaire aux comptes, by making a written request to the general partner at Accenture Ltd, 1661 Page Mill Road, Palo Alto, California 94304, United States of America, Attention: Secretary or at Accenture’s registered office at 46A, avenue JF Kennedy, L-1855 in Luxembourg.
     The general partner has fixed the close of business in Luxembourg on October 12, 2005, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. This means that only those persons who were registered holders of Accenture SCA Class I common shares, Class II common shares or Class III common shares (including the Class III letter shares) at the close of business on that date will be entitled to receive notice of the meeting and to attend and vote at the meeting.

     The general partner is not asking you for a proxy in connection with the General Meeting and you are requested not to send us a proxy.

ACCENTURE LTD, acting as general partner of Accenture SCA
Dated: October   , 2005

INFORMATION STATEMENT
GENERAL INFORMATION
WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
DATE, TIME AND PLACE
     This information statement is provided to the shareholders of Accenture SCA, a Luxembourg partnership limited by shares with registered and principal executive offices at 46A, avenue JF Kennedy, L-1855 Luxembourg (“Accenture SCA”), in connection with the General Meeting of Accenture SCA’s shareholders to be held at 12:00 noon local time on November 15, 2005 (the “General Meeting”). The General Meeting will be held at the offices of Allen & Overy Luxembourg at 58, rue Charles Martel, L-2134 Luxembourg. This information statement is being sent to shareholders on or about October 12, 2005.
WHO CAN VOTE; VOTES PER SHARE
     All persons who are registered holders of Accenture SCA Class I common shares, Class II common shares or Class III common shares (together with the Class III letter shares, the “Class III common shares”) at the close of business in Luxembourg on October 12, 2005 are shareholders of record for the purposes of the General Meeting and will be entitled to vote at the General Meeting. As of the close of business on that date there were outstanding ___Class I common shares held by ___ shareholders of record, ___Class II common shares, all of which are held by Accenture Ltd, the general partner of Accenture SCA, and ___Class III common shares (which number does not include issued shares held by subsidiaries of Accenture SCA), all of which are also held by Accenture Ltd. These shareholders of record will be entitled to one vote per Class I common share, Class II common share and Class III common share on all matters submitted to a vote of shareholders, so long as those votes are represented at the General Meeting. Your shares will be represented if you attend and vote at the General Meeting in person or by proxy.
QUORUM AND VOTING REQUIREMENTS
     There are seven ordinary items to be considered at the General Meeting.
     Under Luxembourg law and Accenture SCA’s articles of association, there are no quorum requirements for ordinary items on the agenda of a General Meeting. In order to be approved, ordinary items being considered require the affirmative vote of a majority of the votes cast.
     The general partner of Accenture SCA, Accenture Ltd, intends to vote all of the Class II common shares and Class III common shares that it holds in favor of approving each of the proposals to be voted upon at the General Meeting. Accenture Ltd holds 78.1% of the aggregate outstanding Accenture SCA Class I common shares, Class II common shares and Class III common shares, and therefore will have the power, acting by itself, to approve all matters scheduled to be voted upon at the General Meeting.

ITEMS OF BUSINESS FOR THE GENERAL MEETING
     The agenda for the General Meeting includes the following items of business:
ITEM NO. 1—PRESENTATION OF THE ANNUAL ACCOUNTS AND REPORT OF THE COMMISSAIRE AUX COMPTES
     At the General Meeting, shareholders will be presented the report on the annual accounts issued by the general partner and the report of the commissaire aux comptes.
ITEM NO. 2—APPROVAL OF THE FINANCIAL STATEMENTS FOR THE YEAR ENDED AUGUST 31, 2005
     At the General Meeting, shareholders of Accenture SCA will vote on the approval of the balance sheet, the profit and loss accounts, the notes to the accounts and the allocation of the results of Accenture SCA as of August 31, 2005.
ITEM NO. 3—ALLOCATION OF THE RESULTS OF ACCENTURE SCA AS OF AUGUST 31, 2005 AND DECLARATION OF A PER SHARE CASH DIVIDEND OF $0.30 ON CLASS I COMMON SHARES
     At the General Meeting, the shareholders of Accenture SCA will vote on the question of whether to authorize the payment of a per share cash dividend of $0.30 on the Class I common shares to shareholders of record as of October 12, 2005, in the manner provided in Article 5 of Accenture SCA’s Consolidated Updated Articles of Association as at 28 June 2005.
     Following the allocation of net profits to the payment of any dividend voted on above – the balance of the net profits will be allocated to the distributable reserves of Accenture SCA.
ITEM NO. 4—DISCHARGE OF THE GENERAL PARTNER, COMMISSAIRE AUX COMPTES AND SUPERVISORY BOARD
     At the General Meeting, shareholders of Accenture SCA will vote on the discharge of the general partner, the commissaire aux comptes and the supervisory board in connection with the fiscal year ended August 31, 2005.
ITEM NO. 5—APPOINTMENT OF MEMBERS OF THE SUPERVISORY BOARD
     At the General Meeting, shareholders of Accenture SCA will vote on the appointment of the members of its supervisory board. The general partner, Accenture Ltd, has nominated for appointment to the supervisory board the following three persons to serve for the ensuing year until the next general meeting of shareholders:
Joe W. Forehand
William D. Green
Carlos Vidal
     All of the foregoing nominees currently serve on the supervisory board.
     Accenture SCA has no board of directors or officers. Accenture Ltd, as the sole general partner of Accenture SCA, is vested by Accenture SCA’s articles of association with the management of Accenture SCA and is in charge of Accenture SCA’s management and operations.
ITEM NO. 6—APPOINTMENT OF THE COMMISSAIRE AUX COMPTES OF ACCENTURE SCA
     At the General Meeting, the shareholders of Accenture SCA will vote on the reappointment of the Financial Controller (“commissaire aux comptes”) of Accenture SCA located at 46A, avenue JF Kennedy, L-1855 Luxembourg for the fiscal year ended August 31, 2006. The Financial Controller will have certain bookkeeping responsibilities, including the preparation and presentation of local statutory unconsolidated accounts as required by Luxembourg law. The Financial Controller is not expected to attend the Annual General Meeting.
ITEM NO. 7—RE-APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF ACCENTURE SCA
     At the General Meeting, the shareholders of Accenture SCA will vote on the re-appointment of KPMG LLP as independent auditors of the Accenture group’s consolidated accounts for the fiscal year ending August 31, 2006. No representative of KPMG LLP is expected to attend the General Meeting.
     The shareholders will also vote on any other business that properly comes before the General Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership of More than Five Percent
     As of October 7, 2005, the only person known by us to be a beneficial owner of more than 5% of Accenture SCA’s Class I common shares, Class II common shares or Class III common shares was as follows:

	Class I common shares		Class II common shares		Class III common shares
	Shares	% of shares	shares	% of shares	shares	% of shares
Name and Address of	beneficially	beneficially	beneficially	beneficially	beneficially	beneficially
Beneficial Owner	owned	owned	owned	owned	owned	owned

Accenture Ltd Canon’s Court	—	—%	470,958,308	100%	524,660,486(1)	100%
22 Victoria Street
Hamilton HM12, Bermuda

(1)	In addition, Accenture Ltd may be deemed to beneficially own 130,059,894 Class III common shares held by wholly-owned subsidiaries of Accenture SCA. Under Luxembourg law, shares of Accenture SCA held by Accenture SCA or any of its direct or certain indirect subsidiaries may not be voted at meetings of the shareholders of Accenture SCA.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS OF ACCENTURE LTD
     The following table sets forth, as of October 7, 2005, information regarding beneficial ownership of Accenture Ltd Class A common shares and Class X common shares and Accenture SCA Class I common shares held by (1) each of Accenture Ltd’s directors, Accenture Ltd’s chief executive officer and each of Accenture Ltd’s four most highly compensated executive officers, other than the chief executive officer, serving as executive officers at the end of Accenture Ltd’s 2005 fiscal year and (2) all of the directors and executive officers of Accenture Ltd as a group. To our knowledge, except as otherwise indicated, each person listed below has sole voting and investment power with respect to the shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after October 7, 2005.

	Accenture SCA Class I common shares			Accenture Ltd Class A common shares			Accenture Ltd Class X common shares			Percentage of the total number of Class A and Class X
	shares	% shares		shares	% shares		shares	% shares		common shares
	beneficially	beneficially		beneficially	beneficially		beneficially	beneficially		beneficially
Name(1)	owned	owned		owned	owned		owned	owned		owned
Joe W. Forehand(2)(3)	570,352	*	%	1,000	**	%	570,532	***	%	****
William D. Green(2)	832,031	*		—	—		832,031	***		****
Steven A. Ballmer	—	—		—	—		—	—		****
Dina Dublon(4)	—	—		62,301	**		—	—		****
Dennis F. Hightower(5)	—	—		35,000	**		—	—		****
William L. Kimsey(5)	—	—		36,094	**		—	—		****
Robert I. Lipp(4)	—	—		199,448	**		—	—		****
Blythe J. McGarvie(4)	—	—		59,603	**		—	—		****
Mark Moody-Stuart(4)	—	—		73,081	**		—	—		****
Wulf von Schimmelmann(4)	—	—		55,000	**		—	—		****
Carlos Vidal(2)(6)	324,225	*		9,020	—		—	—
Karl-Heinz Flöther(7)	—	—		241,245	**		—	—		****
Mark Foster(8)	—	—		537,042	**		—	—		****
Michael G. McGrath(2)(9)	693,999	*		27,335	**		693,999	***		****
Diego Visconti(2)(10)	630,878	*		25,968	**		—	—		****
All directors and executive officers as a group (23 persons)	5,491,962	1.7%		2,489,230	**	%	4,536,859	1.4%		**** %

*	Less than 1% of Accenture SCA’s Class I common shares outstanding.

**	Less than 1% of Accenture Ltd’s Class A common shares outstanding.

***	Less than 1% of Accenture Ltd’s Class X common shares outstanding.

****	Less than 1% of the total number of Accenture Ltd’s Class A common shares and Class X common shares outstanding.

(1)	Address for all persons listed is c/o Accenture, 1661 Page Mill Road, Palo Alto, California 94304 USA.

(2)	Subject to the provisions of its Articles of Association, Accenture SCA is obligated, at the option of the holder of its shares and at any time, to redeem any outstanding Accenture SCA Class I common shares held by the holder. The redemption price per share generally is equal to the market price of an Accenture Ltd Class A common share at the time of the redemption. Accenture SCA has the option to pay this redemption price with cash or by delivering Accenture Ltd Class A common shares on a one-for-one basis. Each time an Accenture SCA Class I common share is redeemed from a holder, Accenture Ltd has the option, and intends to, redeem an Accenture Ltd Class X common share from that holder, for a redemption price equal to the par value of the Accenture Ltd Class X common share, or $.0000225.

(3)	Includes 200,000 Accenture SCA Class I common shares held by a limited partnership in which Mr. Forehand has a beneficial interest that were transferred in accordance with our Family and Charitable Transfer Program.

(4)	Includes 55,000 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from October 7, 2005.

(5)	Consists of 35,000 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from October 7, 2005.

(6)	Consists of 9,020 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from October 7, 2005.

(7)	Consists of 9,658 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from October 7, 2005.

(8)	Consists of 10,842 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from October 7, 2005.

(9)	Consists of 27,335 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from October 7, 2005.

(10)	Consists of 25,968 Accenture Ltd Class A common shares that could be acquired through the exercise of stock options within 60 days from October 7, 2005.

INDEPENDENT AUDITORS’ FEES AND OTHER MATTERS
INDEPENDENT AUDITORS’ FEES
     The following table describes fees for professional audit services rendered by KPMG LLP, Accenture Ltd’s principal accountant, for the audit of our annual financial statements for the years ended August 31, 2005 and August 31, 2004, and fees billed for other services rendered by KPMG LLP during these periods.

Type of Fee	2005	2004
	(in thousands)
Audit Fees(1)	$12,063	$6,425
Audit Related Fees(2)	—	2,742
Tax Fees(3)	26	652
All Other Fees(4)	202	130

Total	$12,291	$9,949

(1)	Audit Fees, including those for statutory audits, include the aggregate fees paid by Accenture during the fiscal year indicated for professional services rendered by KPMG LLP for the audit of Accenture Ltd’s and Accenture SCA’s annual financial statements and review of financial statements included in Accenture’s Forms 10-Q and Form 10-K. For fiscal year 2005, Audit Fees include fees for the audit of Accenture’s internal control over financial reporting.

(2)	Audit Related Fees include the aggregate fees paid by Accenture during the fiscal year indicated for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of Accenture Ltd’s and Accenture SCA’s financial statements and not included in Audit Fees, including review of registration statements and issuance of consents. Audit Related Fees also include fees for accounting advice and opinions related to various employee benefit plans, and for fiscal year 2004, fees for internal control review.

(3)	Tax Fees include the aggregate fees paid by Accenture during the fiscal year indicated for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning.

(4)	All Other Fees include the aggregate fees paid by Accenture during the fiscal year indicated for products and services provided by KPMG LLP, other than the services reported above, including due diligence reviews.
PROCEDURES FOR AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF
INDEPENDENT AUDITOR
     Pursuant to its charter, the Audit Committee of the Board of Directors of Accenture Ltd is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between Accenture and its independent auditors. KPMG LLP’s engagement to conduct the audit of Accenture SCA for fiscal year 2005 was approved by the Audit Committee on November 4, 2004. Additionally, each permissible audit and non-audit engagement or relationship between Accenture and KPMG LLP entered into since November 4, 2004 has been reviewed and approved by the Audit Committee, as provided in its charter.
     We have been advised by KPMG LLP that substantially all of the work done in conjunction with its 2005 audit of Accenture SCA’s financial statements for the most recently completed fiscal year was performed by permanent full-time employees and partners of KPMG LLP.
OTHER MATTERS
     The general partner is not aware of any matters not set forth herein that may come before the General Meeting.
Dated: October  , 2005